This document has legal consequences.
If you do not understand it, consult your attorney.
The text of this form may not be altered in any manner
without written acknowledgement of all parties.

©ST. LOUIS REALTORS®
Approved by Counsel for St. Louis REALTORS®
To be used exclusively by REALTORS®
and members of the Bar Association of Metropolitan St. Louis.

Form # 2090 07/21

RESIDENTIAL SALE CONTRACT

DATE: **03/13/2022**

1. PARTIES AND PROPERTY.
Verde Renewables, Inc., Buyer(s), agrees to purchase from the undersigned Seller, the following real property in the municipality of (if incorporated) **Chesterfield**, County of **St. Louis**, Missouri (legal description on Seller's title to govern) being all the real property Seller owns at said address: **1138 Wildhorse Parkway Dr. Chesterfield MO 63005**

2. INCLUSIONS AND EXCLUSIONS.
Note: This contract, not the Seller's Disclosure Statement, the MLS or other promotional material, provides for what is to be included in this sale. To avoid any misunderstanding, the parties are urged to list as "included" or "excluded" any items which may be subject to question or unclear as to being considered a "fixture" such as electronic equipment. The purchase price includes all existing improvements on the property (if any) and appurtenances, fixtures and equipment (which Seller guarantees to own free and clear) including:

Access to Property
All Keys & Remote Entry Controls
Electric Garage Door Openers & Controls
Exterior
Exterior Lighting, Landscaping & Mailbox
Invisible Pet Fence Systems & Collars
System & Utilities
Built-in Heating, Ventilating & Cooling Systems
Security & Alarm Systems
Radiator Shields
Built-in Plumbing Systems & Fixtures
Water Softeners & Sump Pump
All Window Air Conditioning Units
Central Vacuum System & Attachments

Kitchen/Cooking Related
Dishwashers & Trash Compactors
Ovens/Ranges/Stoves and Attachments
Built-in Microwave Ovens
Attached Gas Fired Barbecue Grills
Electrical, Lighting & TV Related
All Lighting Fixtures & Ceiling Fans
Attached TV Antennas
Attached TV Mounts only
Flush Mounted Speakers
Fire/Fireplace Related
Artificial Fireplace Logs
Attached Fireplace Equipment & Doors
Flooring Related
Attached Floor Coverings

Window/Wall Related
Curtain /Drapery Hardware only
Blinds, Shades, Shutters & Awnings
Attached Mirrors & All Bathroom Mirrors
Attached Shelving/Closet Organizers
Screens & Storm Windows

Miscellaneous
All Articles Now Provided For Tenant Use
Remotes for All Included Items

In addition, the following items are included: **Washer & Dryer, Dishwasher and 2 refrigerators**

The following items are excluded: ________

3. PURCHASE PRICE.
$ **750,000.00** is the total purchase price to be paid as follows:
$ **10,000.00** earnest money ($0 if none stated) **(check one)** ☐ received for delivery to **OR** ☑ to be delivered to **Wood Brothers Realty** escrow agent within **3** days (3 days if none stated) after "Acceptance Deadline" date. Selling broker to be escrow agent if none specified above.
$ **0** additional earnest money ($0 if none stated) to be delivered to escrow agent within ______ days after the "Acceptance Deadline" date (15 days if none stated) or ______.

The balance, including any adjustments set forth in this contract, less any amount of Seller financing or of Seller's loan being assumed as stipulated in this contract, if applicable, is to be paid at Closing by cashier's check, wire transfer or any form acceptable to Closing agent.

4. METHOD OF FINANCING.

Note: If Buyer's lender or Closing agent cannot fulfill their obligations under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated by the Consumer Financial Protection Bureau, it may be necessary for the Buyer to request Seller to agree to an extension of the Closing Date.

☑ **Not Contingent Upon Financing.** This contract is not contingent upon financing; however, Buyer reserves the right to finance any portion of the purchase price.

☐ **Contingent Upon Financing.** Buyer agrees to do all things necessary, including, but not limited to the execution of a loan application and other instruments, the payment to the lender of the credit report, appraisal and any other required fees, and to otherwise cooperate fully in order to obtain the financing described below. If Buyer does not deliver written notice, provided by Buyer's lender, to Seller or listing broker, of Buyer's inability to obtain a loan approval on the terms described below on or before ____________________ (or 30 days after the "Acceptance Deadline" date if none stated) (the Loan Contingency Date) then this condition shall be deemed waived and Buyer's performance under this contract shall thereafter not be conditioned upon Buyer's obtaining financing. If lender will not give Buyer such written notice then Buyer may directly notify Seller or listing broker (on or before the Loan Contingency Date) by providing a notarized affidavit that Buyer has complied with all of the terms of this paragraph and that despite request, Buyer was unable to obtain such written notice from lender. If Buyer has complied with the terms of this paragraph and has provided timely written notice to Seller or listing broker of Buyer's inability to obtain the loan approval, then this contract shall be terminated with earnest money to be returned to Buyer, subject to paragraph 12.

Note: If Loan Contingency Date passes without written notice as outlined above, Buyer remains obligated under this contract. Therefore, Buyer should be certain that he will have the funds to close. If Buyer's performance under this contract is to be independently conditioned upon the property appraising at a specified value, then Buyer should complete and attach to this contract an appropriate appraisal rider.

Loan amount: __________ % of the purchase price **OR** $__________.
Initial interest rate not to exceed: __________ %. Amortization term: __________ years.
Other terms (none if blank): __________
LOAN TYPE: (Check applicable) ☐ Conventional ☐ FHA ☐ VA ☐ Other: __________
RATE TYPE: (Check applicable) ☐ Fixed Rate ☐ Adjustable Rate ☐ Other: __________

☐ Seller agrees to pay, at Closing, a cost not to exceed ______ % of purchase price **OR** $__________ ($0 if none stated) towards Buyer's closing costs, prepaids, points and other fees allowed by lender.

5. CLOSING AND POSSESSION.

Note: All parties are encouraged to use the same title company to reduce risk. If Seller does not close at the same title company as Buyer, or Seller's choice of title company does not have a common underwriter with Buyer's title company, then Seller will be required to sign a Notice of Closing or Settlement Risk acknowledging that their settlement funds are not protected by the title insurance underwriter.

The "Closing" is the exchange of the Seller's deed for the total purchase price. Seller shall be deemed to have received funds when funds are received by Seller or Seller's title company. The Closing of this sale shall take place on 05/13/2022 or any other date that both parties agree in writing. Buyer will close at Title Partners, the title company which provides title insurance. Regardless of who closes for Buyer, Seller may close at the title company of Seller's choice. Title will pass when the sale is closed. Seller to deliver possession of the property and keys to Buyer no later than **(check one only):** ☑ Closing **OR** ☐ 5:00p m (time) of 05/13/2022 (date) **but in no event prior to Closing as defined above. All parties agree to sign Closing documents at a time that facilitates this possession. Note: If possession is to be delivered on a day other than Closing, as defined above, parties should complete the appropriate rider.** Deed as directed by Buyer. Except for tenants lawfully in possession, Seller warrants that the property will be vacant and free of personal property (except as otherwise provided herein) and debris, at time of possession and delivered to Buyer in its same condition (together with any improvements or repairs required by this contract), ordinary wear and tear excepted, as it was on the date of this contract. Buyers should change locks and codes following possession. Buyer and Seller authorize title company and/or Closing agent to release to broker(s) signed copies of the Closing statements.

Note: Parties are cautioned to always call to confirm instructions before sending any funds via wire transfer.

6. RIDERS. The following riders or supplements are attached hereto and incorporated herein as a part of this contract.

☑ Appraisal Rider (Form #2046)
☐ Back-Up Contract (Form #2120)
☐ Contingency for Sale and Closing of Buyer's Property (Form #2092)
☐ Contingency for Closing of Buyer's Property (Form #2092a)
☐ Condominiums, Villas or Similar Lifestyle Communities (Form #2059)
☐ FHA Loan Provision Rider (Form #2135fha)
☐ Other: __________
☐ Possession by Buyer Prior to Closing (Form #2094)
☐ Possession by Seller After Closing (Form #2095)
☐ Rental Property Rider (Form #2096)
☐ Residential Lease (Form #2118)
☑ Review of Indentures/Restrictive Covenants (Form #2143)
☐ VA Loan Provision Rider (Form #2135va)
☐ Other: __________

[initials] / [ ] **Initials BUYER and SELLER acknowledge they have read this page** [initials] [initials]
BUYER BUYER SELLER SELLER

7. FRANCHISE DISCLOSURE.

Although one or more of the Brokers may be a member of a franchise, the franchisor is not responsible for the acts of said Broker(s).

8. TITLE AND SURVEY.

Seller shall transfer title to Buyer by general warranty deed (or fiduciary deed, where applicable), subject to the following: a) zoning regulations; b) leases and occupancy of tenants existing on the date contract is executed by Buyer and disclosed to Buyer in writing before execution of contract by Buyer; c) general taxes payable in the current year and thereafter; d) any lien or encumbrance created by or assumed by Buyer in writing or any easement accepted by Buyer in writing; e) subdivision, use and other restrictions, rights of way and utility easements, all of record, which do not adversely affect the use of the property as it exists for residential purposes at the time of the contract.

Check applicable box (whether "Seller to Order, Provide and Purchase Title" or "Buyer to Order, Provide and Purchase Title").

☐ **Seller to Order, Provide and Purchase Title. Note: Any Seller paid title costs set forth below are in addition to any Seller paid costs in Paragraph 4.**

Not later than ________ days (5 days if none stated) after the "Acceptance Deadline" date, Seller will order a commitment for title insurance to be provided to the Buyer for both an Owner's policy of title insurance and for a lender's policy of title insurance (if required by lender) in the latest ALTA form including mechanics lien coverage from the title company selected in paragraph 5. Seller and Buyer authorize and direct the title company to furnish this commitment to the selling and listing broker. Seller shall pay for the title insurance (including title premium and title service charges), at Closing, at a cost not to exceed $____________. Buyer to pay title cost exceeding this amount.

☑ **Buyer to Order, Provide and Purchase Title.**

Buyer may, at Buyer's option and expense, order a title examination and commitment to issue an Owner's and/or lender's policy of title insurance in the latest ALTA form including mechanics lien coverage from the title company specified in paragraph 5.

Note: This should be ordered promptly after contract acceptance in order to allow sufficient time to obtain and review documents, and, if necessary, object to defects that may be discovered.

Buyer may, at Buyer's option and expense, order a Boundary Survey and Improvement Location ("stake survey") or a Surveyor's Real Property Report (SRPR) of the property to determine if there are any defects, encroachments, overlaps, boundary line or acreage discrepancies, or other matters that would be disclosed on a survey.

Note: A "stake survey" is generally required in order to obtain full survey coverage in an Owner's policy of title insurance. A SRPR may or may not disclose all of the defects involving such matters as encroachments, overlaps, boundary line or acreage discrepancies.

If any defects are discovered as a result of the title examination, title commitment, or the survey, and if Buyer chooses to act on this contingency, Buyer shall within 25 days (25 days if none stated) after the "Acceptance Deadline" date, furnish a copy of the document evidencing the defect to Seller or listing broker stating, in writing, any title or survey defects that are 1) unacceptable to Buyer; 2) not listed above; and 3) adversely affect the use of the property as it exists for residential purposes at the time of the contract. Failure by Seller or listing broker to receive such objections to title or survey within such time will constitute a waiver by Buyer of any objections to the title so long as Buyer is able to obtain at Closing, an Owner's title insurance policy in the latest ALTA form including mechanics lien coverage. If Buyer does timely object to any title or survey defects, Seller has five (5) days from receipt of Buyer's notice of objection by Seller or listing broker, to agree in writing to correct the defects prior to Closing at Seller's expense. If Seller does not so agree, this contract is terminated unless Buyer, within two (2) additional days, agrees in writing to accept the title and survey "as is". If the contract is terminated in accordance with the provisions of this paragraph, Buyer's earnest money is to be returned, subject to paragraph 12 and Seller agrees to reimburse Buyer's cost to pay for title, survey, inspection(s) and appraisal. Seller shall be responsible for clearing any defects that arise between the date of the contract acceptance and Closing.

Note: Easements, subdivision indentures, and government regulations may affect Buyer's intended use of the property. Construction of improvements (for example: a room addition, fence or swimming pool), non-residential use of the property (for example: use of a room for a business), or the right to keep certain vehicles or animals on the property, all may be affected. Buyer is advised to review all easements, government regulations, and subdivision indentures before making an offer to purchase the property if he plans these or similar uses. If Buyer requires assistance in reviewing easements, surveys, indentures, or other matters affecting title or use of the property, Buyer should consult an attorney.

9. ADJUSTMENTS AND CLOSING COSTS.

Adjustments, charges, and Closing costs are agreed to be paid by the parties (subject to Rider #2135fha or #2135va and current FHA and VA regulations) as follows:

Buyer shall pay for (where applicable):

- hazard insurance premium(s) and flood insurance premium, if required by lender;
- survey and title company charges (for example: Closing, recording, escrow, wire and closing protection letter fees) customarily paid by Buyer, subject to paragraph 8;
- any charges imposed by lender (for example: appraisal and credit report fees, loan discount points, loan origination fees, funding fees, and other loan expenses), unless specifically agreed to be paid by Seller;
- building, termite, and environmental inspections;
- the fair market value of any heating oil or propane gas in tank(s) on the property at Closing, based on supplier's current charges;
- real estate compensation to broker per separate written agreement;

- municipal occupancy permit; and
- agreed upon repairs.

Seller shall pay for (where applicable):

- existing loans on property (if not assumed by Buyer);
- any expenses of Buyer's loan agreed to in paragraph 4;
- title company charges (for example: Closing, release, escrow, wire and closing protection letter fees) customarily paid by Seller, subject to paragraph 8;
- municipal, Conservation District and fire district inspection fees;
- special taxes and special assessments levied before Closing; and
- real estate compensation to broker per separate written agreement; Seller authorizes selling portion of commission to be paid directly to selling broker; and agreed upon repairs.

Buyer and Seller shall have prorated and adjusted between them on the basis of thirty (30) days to the month as of the date of Closing (Seller to pay for last day):

- current rents whether collected or not by Seller (Seller to receive rent for day of Closing); rents which are delinquent over thirty (30) days to be collected by Seller and not adjusted;
- general taxes (based on assessment and rate for current year, if both are available, otherwise based on previous year);
- district improvement assessments for current year; Buyer to pay thereafter;
- subdivision upkeep assessments and monthly condominium fee;
- interest (when Buyer assumes existing loan); and
- flat rate utility charges (including water, sewer, and trash).

10. INSPECTIONS, DISCLAIMERS, AND WARRANTIES.

Within 10 days (10 days if none stated) after the "Acceptance Deadline" date (the "Inspection Period"), Buyer may purchase one or more written home inspection report(s) from any independent qualified inspector(s) of the property and improvements as deemed necessary by Buyer, including, but not limited to, environmental hazards; termite and wood-destroying insect infestation and damage; plumbing, including water, well, sewer, septic and waste-water treatment systems; roof and other structural improvements; heating and air conditioning systems and equipment; electrical systems and equipment; swimming pools and equipment; chimneys, flues and gas lines/fuel runs; basement leaks and exterior drainage; and mechanical equipment, including appliances. **Discovery of an unsafe condition(s) may result in immediate shut off of one or more appliances or utilities.** Buyer's Inspection Period will end upon the delivery of the Inspection Notice described below or the time period stated above, whichever occurs first. Failure by Buyer to purchase and perform an inspection within the time period stated above shall constitute a waiver and acceptance of any conditions an inspection would have disclosed. **Buyer should contact law enforcement officials for information pertaining to whether registered sex offenders or other convicted criminals reside in the area.**

Within the Inspection Period, Buyer shall furnish a written Inspection Notice to Seller or listing broker stating one of the following:

(1) Buyer is satisfied with the inspections. Delivery of inspection reports to Seller or listing broker is not required. If Seller or listing broker has not received the written Inspection Notice by the end of the Inspection Period, Buyer shall be deemed to be satisfied with the results of any inspections.

(2) Buyer is terminating the contract, with earnest money to be returned to Buyer, subject to paragraph 12. In this case, Buyer shall have purchased one or more home inspection report(s) from an independent qualified inspector(s), as provided for above, which together cover the substantial structural elements and systems of the property. Buyer shall provide such report(s) to Seller or listing broker, if requested by Seller.

(3) Buyer is willing to close upon satisfaction of the requirements set forth in the Inspection Notice which must be accompanied by a complete copy of the written inspection report(s), purchased by Buyer. The parties have a total of 10 days (10 days if none stated) after date of Seller or listing broker's receipt of the Inspection Notice (the "Resolution Period") to reach a written agreement as to the requirements set forth in the Inspection Notice, or as to an agreed upon monetary adjustment, or the contract is terminated, and earnest money deposit to be returned to Buyer, subject to paragraph 12. During the Resolution Period, either a written commitment by Seller to meet the requirements originally submitted by Buyer in the Inspection Notice, or a written commitment by Buyer to accept the property without such requirements, shall constitute an "agreement" for purposes of this paragraph even after earlier negotiation failed to produce an agreement.

Buyer acknowledges: 1) that listing broker and selling broker do not have expertise in determining any defects that may be disclosed by any inspections; 2) that Buyer will not rely upon listing broker or selling broker in any way as to the selection of a particular company for any inspections, warranties, and services; 3) that any inspections, warranties, and services may be available from more than one company and that the determination to select a particular company and the completeness and satisfaction of any said inspection, warranty or service is the sole responsibility of Buyer; 4) that when choosing an inspector, warranty, service company, title company, lender, repair company, or any other service provider, Buyer should consider, but not be limited by, the existence of errors and omissions insurance, liability insurance, business and professional licensure, membership in professional associations and years of experience; 5) that there have been no warranties, express or implied, by Seller or real estate brokers.

Home Warranty (Check one):

☑ Buyer acknowledges that Seller is not providing a limited warranty or service agreement product as a part of this sale. Buyer may purchase one separately, if desired.

☐ Seller agrees to purchase, on or before Closing, a limited warranty or service agreement at a cost not to exceed $________ and further described ________________.

10a. INSURABILITY.

This contract is conditioned upon Buyer's ability to obtain homeowner/hazard insurance for the property. If within 10 days (10 days if none stated) after the "Acceptance Deadline" date, Buyer does not deliver to Seller or Seller's broker a written notice from an insurance company of Buyer's inability to obtain homeowner/hazard insurance on the property, this condition shall be deemed waived and Buyer's performance under this contract shall thereafter not be conditioned upon Buyer's obtaining insurance. If Buyer has complied with the terms of this paragraph and has timely provided written notice to Seller of Buyer's inability to obtain such insurance, then this contract shall be terminated with earnest money to be returned to Buyer, subject to paragraph 12. **Note: If an inspection by the Buyer's insurance company is required, it shall be completed prior to the date in line 224. If the Buyer is obtaining a loan as referenced in paragraph 4, Buyer should communicate insurance information to lender prior to Loan Contingency Date.**

11. GOVERNMENTAL INSPECTIONS AND OCCUPANCY REQUESTS.

Seller agrees to immediately request any compliance inspection(s) including municipality, conservation, fire district or any other required governmental authority, at Seller's expense, when such inspection(s) are required. In the event the property and improvements do not meet such requirements or pass such inspection(s), Seller must notify Buyer in writing within 15 days (15 days if none stated) after the "Acceptance Deadline" date of any violations or requirements that Seller will not correct. **Failure of Seller to notify Buyer within this period shall constitute an elimination of Seller's ability to negotiate any violations or requirements of the inspections. In such event, Seller agrees to comply with all requirements of the inspections prior to Closing.** In the event Seller notifies Buyer of Seller's refusal to correct all violations, Buyer and Seller have ten (10) days after date of Buyer's receipt of notification from Seller, in which to reach an agreement in writing as to which party will complete and pay for the required corrections, or to an agreed monetary adjustment at Closing in lieu of the correction. **Note: A monetary adjustment may affect the terms of Buyer's loan, e.g. down payment, interest rate and private mortgage insurance, and may also affect Buyer's ability to obtain an occupancy permit.** If no written agreement is reached within said ten (10) days, this contract is terminated and earnest money to be returned to Buyer, subject to paragraph 12. A written commitment within said ten (10) day period by Seller to make the required corrections, at Seller's expense prior to Closing, or a written commitment within said ten (10) day period by Buyer to accept the property without correction by Seller of those violations contained in the original list provided to Buyer by Seller shall also constitute an "agreement" for the purposes of this paragraph, even after earlier negotiations failed to produce an agreement. In instances where the Buyer must make the occupancy permit request (application) to initiate the inspection process, Buyer agrees to do so within four (4) days after the "Acceptance Deadline" date. Nothing herein shall require Buyer to close this sale if he is unable to obtain an occupancy permit after making a bonafide effort to do so. Buyer is cautioned not to rely on government inspections but should satisfy himself as to the condition of the property (see paragraph 10). Governmental jurisdictions vary in their occupancy requirements, including the time for applying for the permit and the number of occupants permitted. Buyer intends to have no more than 10 persons occupy the property.

11a. LAWN IRRIGATION SYSTEM / BACK FLOW CERTIFICATION.

If the property has a lawn irrigation system attached to the public water system, Seller must provide to Buyer, documentation (dated within 12 months prior to Closing) from a certified back flow inspector indicating that the proper back flow prevention device is installed and functioning properly.

12. EARNEST MONEY.

Buyer and Seller agree that the earnest money received by the escrow agent in connection with this contract shall be deposited within ten (10) banking days after the "Acceptance Deadline" date. Additional earnest money, if applicable, is to be deposited by escrow agent within ten (10) banking days after receipt. Any earnest money received within ten (10) banking days prior to the scheduled Closing date, shall be in the form of a cashier's check or any other form acceptable to the escrow agent. If sale is closed, earnest money to apply to the purchase. If any earnest money is being returned to Buyer, Buyer agrees that any expenses for services requested by Buyer may be withheld by escrow agent and paid to the applicable service provider(s). In the event of a dispute over any earnest money held by the escrow agent, the escrow agent shall continue to hold said deposit in its escrow account until: 1) escrow agent has a written release from all parties consenting to its disposition; or 2) until a civil action is filed to determine its disposition (at which time payment may be made into court, and in such event, court costs and escrow agent's attorney fees will be paid from earnest money); or 3) until a final court judgment mandates its disposition; or 4) as may be required by applicable law. The parties specifically acknowledge and agree that whenever ownership of the earnest money or any other escrowed funds, received by a Missouri licensed real estate broker, is in dispute between the parties, said broker is required by Missouri Statute, Section 339.105.4 RSMo to report and deliver the monies to the State Treasurer within 365 days of the initial projected Closing date. Broker shall not report and deliver any such monies to the State Treasurer until at least sixty (60) days after the initial projected Closing date.

Note: An escrow agent who is not a licensed real estate broker is not bound by Missouri statutes and regulations which apply to earnest money deposits. If the escrow agent is not a licensed broker, the parties are urged to have the escrow agent agree in writing to be bound by the provisions of this contract before being named as the escrow agent.

13. REMEDIES.

If either party defaults in the performance of any obligation of this contract, the party claiming a default shall notify the other party in writing of the nature of the default and his election of remedy. The notifying party may, but is not required to, provide the defaulting party with a deadline for curing the default. If the default is by Buyer, Seller may either accept the earnest money as liquidated damages and release Buyer from the contract (in lieu of making any claim in court), or may pursue any remedy at law or in equity. If Seller accepts the earnest money, it shall be divided as follows: expenses of broker and Seller in this transaction will be reimbursed, and balance to go one-half to Seller, and one-half divided equally between listing broker and selling broker (if working as subagent of Seller) in lieu of commission on this contract. If the default is by Seller, Buyer may either release Seller from liability upon Seller's release of the earnest money and reimbursement to Buyer for all direct costs and expenses, as specified in Buyer's notice of default (in lieu of making any claim in court), or may pursue any remedy at law and in equity, including enforcement of sale. Buyer's release of Seller does not relieve Seller of his liability to brokers under the listing contract. In the event of litigation between the parties, the prevailing party shall recover, in addition to damages or equitable relief, the cost of litigation including reasonable attorney's fee. This provision shall survive Closing and delivery of Seller's deed to Buyer.

14. LOSS.

Risk of loss to the improvements of the property shall be borne by the Seller until title is transferred. If any improvements covered by this contract are damaged or destroyed, Seller shall immediately notify Buyer or selling broker in writing of the damage or destruction, the amount of insurance proceeds payable, if any, and whether Seller intends to restore the property prior to Closing, to its condition at the time of the contract. In the event Seller restores the property to its prior condition before scheduled Closing, and provides Buyer with proof of the repairs, Buyer and Seller shall proceed with Closing. In the event the property is not to be restored to its prior condition by the Seller before Closing, Seller shall immediately provide Buyer or selling broker with a copy of any policies of insurance, the name and number of the agent for each of said policies, and written authorization (if needed) for Buyer to communicate with the insurer. Buyer may either a) proceed with Closing and be entitled to the amount of insurance proceeds relating to real property improvements, if any, payable to Seller under all policies insuring the improvements plus receive a credit from the Seller at Closing in an amount equal to the deductible not covered by insurance, or b) terminate the contract, thereby releasing all parties from liability hereunder. If all of the aforementioned insurance information is received by the Buyer or selling broker more than ten (10) days prior to the scheduled Closing date, Buyer is to give written notification to Seller or listing broker as to his election of (a) or (b) above within ten (10) days after the Buyer or selling broker's receipt of such information; and if not received by Buyer or selling broker more than ten (10) days prior to the scheduled Closing date, Buyer may, at Buyer's option and by written notice to Seller or listing broker, extend the Closing date up to ten (10) days, during which time Buyer may make his election as to (a) or (b) above. Failure by Buyer to notify Seller shall constitute an election to terminate the contract. If the contract is terminated in accordance with the provisions of this paragraph, Buyer's earnest money is to be returned, subject to paragraph 12. Seller agrees to reimburse Buyer's cost to pay for title, survey, inspection(s) and appraisal.

15. ASSIGNABILITY OF CONTRACT.

This contract is assignable by Buyer, but not without the written consent of Seller if: a) Seller is taking back a note and deed of trust as part of the purchase price, or b) Buyer is assuming the existing note. Assignment does not relieve the parties from their obligations under the contract.

16. MISCELLANEOUS PROVISIONS.

Time is of the essence in the performance of the obligations of the parties. All references to a specified time shall mean Central Time. This contract shall be binding on and for the benefit of the parties and their respective heirs, personal representatives, executors, administrators or assigns. This contract shall be considered a contract for the sale of real property and shall be construed in accordance with the laws of the State of Missouri. This contract constitutes the entire agreement between the parties hereto and there are no other understandings, written or oral, relating to the subject matter hereof. The contract may not be changed, modified or amended, in whole or in part, except in writing signed by all parties.

17. FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (FIRPTA).

Seller represents that it is not a foreign person as described in the Foreign Investment in Real Property Tax Act [26 U.S.C §1445] and agrees to deliver a certificate at Closing to that effect which contains Seller's tax ID number or Green Card.

18. CONSTRUCTION.

Words and phrases shall be construed as in the singular or plural number, and as masculine, feminine or gender neutral, according to the context. When the term "listing broker" is used, it refers to one of the following: a) a broker working for the Seller under an agency listing contract; or b) a broker assisting the Seller as a transaction broker, whichever is appropriate. When the term "selling broker" is used, it refers to one of the following: a) a broker working for the Buyer under a buyer's agency agreement; b) a broker assisting the Buyer as a subagent of the Seller; or c) a broker assisting the Buyer as a transaction broker, whichever is appropriate. The term "broker" shall include the broker's affiliated licensees (referred to as "salespeople"). **With the exception of the term "banking days" as used in paragraph 12, a day is defined as a 24-hour calendar day, seven (7) days per week.**

19. ACCESS, FINAL WALK-THROUGH AND UTILITIES.

Seller agrees to permit inspections of the property by inspectors, contractors, termite inspectors, surveyors, engineers and appraisers selected by Buyer as provided for in the contract, or inspections required by Buyer's lender or insurer, upon reasonable advance notice to Seller. Buyer and selling broker may also be present during these inspections. Seller grants Buyer, selling broker, and any inspector whose report prompted a request for repairs, the right to enter and walk-through the property, and the right to have the utilities transferred to Buyer, within four (4) days prior to Closing. The purpose of the walk-through is only for the Buyer to confirm that the property is in the same condition, ordinary wear and tear excepted, as it was on the date of this contract, and that repairs are completed in a workmanlike manner. Seller will arrange, at Seller's expense, to have all utilities turned on during the period specified for any inspection and the walk-through, unless utilities have been transferred to Buyer. Waiver of property and improvement inspections does not waive the right to a walk-through prior to Closing. The Closing does not relieve Seller of Seller's obligation to complete improvements and repairs required by this contract.

20. FLOOD PLAIN.

Buyer may terminate this contract if any portion of the property is located in a designated 100-year flood plain unless disclosed to Buyer in writing prior to contract. If terminated, earnest money to be returned to Buyer, subject to paragraph 12. Failure by Buyer to terminate within 10 days of actual knowledge of 100-year flood plain, or by Closing, whichever occurs first, shall be deemed a waiver by Buyer of this contingency.

21. SPECIAL AGREEMENTS.

Special agreements between Buyer and Seller forming a part of this contract: ____________________

____

____

____

____

22. SQUARE FOOTAGE AND LOT SIZE DISCLOSURE.

Broker is not an expert in measuring and does not measure the total square footage or lot size of the property. To the extent that Broker provides or shares information about the property, the information comes from one or more other sources, is only an approximation and is not verified by Broker. There may be differing standards used in Missouri for measuring total square footage of property, and the available information about total square footage can vary depending upon the source, the measurement standard that was used and the date of measurement. One source for total square footage is public information from the county assessor's office, but the county assessor's office does not warrant the accuracy of the information and neither does Broker. If you wish to have verifiable and accurate information about the total square footage of the property, you should retain a qualified professional appraiser to measure the property according to the measurement standard that the appraiser deems appropriate. The price per square foot for any property is a calculation based upon, among other things, total square footage, so price per square foot also is only an approximation and is subject to the same uncertainties and limitations described in this paragraph. If you wish to have verifiable and accurate information on lot size you should retain a licensed surveyor.

23. SELLER'S DISCLOSURE STATEMENT. (Check one)

☐ Buyer confirms that before signing this offer to purchase, Buyer has read a copy of the Seller's Disclosure Statement for this property. The Seller's Disclosure Statement is not a substitute for any inspection that Buyer may wish to obtain. Buyer is advised to address any concerns Buyer may have about information in the statement by use of contingencies in the contract.

☑ Seller agrees to provide Buyer with a Seller's Disclosure Statement within one (1) day after the "Acceptance Deadline" date. Buyer shall have three (3) days after the "Acceptance Deadline" date to review said statements and to declare in writing that the contract is terminated and the earnest money is to be returned to Buyer, subject to paragraph 12. Otherwise, this contingency shall be deemed as waived by Buyer.

☐ No Seller's Disclosure Statement will be provided by Seller.

By his signature, Seller confirms that the information in the Seller's Disclosure Statement is accurate as of the date of this contract. Seller will fully and promptly disclose in writing any new material information pertaining to the property that is discovered at any time prior to Closing. Seller states that if Seller knows or should have known that the property was a lab, production or storage site for methamphetamine, or was the residence of a person convicted of crimes related to methamphetamine, Seller will attach a written description.

Note: The Seller's Disclosure Statement is not in any way incorporated into the terms of this contract.

24. RELATIONSHIPS & COMMUNICATIONS DISCLOSURES.

Buyer and Seller confirm that disclosure of the licensee's relationship was made no later than the first showing of the property, upon first contact, or immediately upon the occurrence of a change to the relationship.

Note: Under MREC Rules and Regulations, one box must be checked in each of the following two sections by the Selling Licensee.

Licensee assisting Seller is a: (Check appropriate box)

☐ Seller's Agent: Licensee is acting on behalf of the Seller.
☐ Buyer's Agent: Licensee is acting on behalf of the Buyer.
☐ Dual Agent: Licensee is acting on behalf of both Seller and Buyer.
☐ Designated Agent: Licensee has been designated to act on behalf of the Seller.
☐ Transaction Broker Assisting Seller: Licensee is not acting on behalf of either Seller or Buyer.

Licensee Personal Interest Disclosure: (Complete only if applicable)

________________________________(insert name of licensee) is a real estate broker or salesperson licensed in the state of ________________ and is (Check one or more, as applicable)
☐ a party to this transaction; ☐ a principal of and/or has a direct or indirect ownership interest with ☐ Seller ☐ Buyer; and/or
☐ an immediate family member of ☐ Seller ☐ Buyer ☐Other Specify: ________________

Licensee assisting Buyer is a: (Check appropriate box)

☑ Buyer's Agent: Licensee is acting on behalf of the Buyer.
☐ Seller's Agent: Licensee is acting on behalf of the Seller.
☐ Dual Agent: Licensee is acting on behalf of both Buyer and Seller.
☐ Designated Agent: Licensee has been designated to act on behalf of the Buyer.
☐ Transaction Broker Assisting Buyer: Licensee is not acting on behalf of either Buyer or Seller.
☐ Subagent of Seller: Licensee is acting on behalf of the Seller.

Licensee Personal Interest Disclosure: (Complete only if applicable)

________________________________(insert name of licensee) is a real estate broker or salesperson licensed in the state of MO ________________ and is (Check one or more, as applicable)
☐ a party to this transaction; ☐ a principal of and/or has a direct or indirect ownership interest with ☐ Seller ☐ Buyer; and/or
☐ an immediate family member of ☐ Seller ☐ Buyer ☐Other Specify: ________________

Sources of Compensation to Broker(s), including commissions and/or other fees: ☑ Seller ☐ Buyer

Buyer and Seller acknowledge that they have received and read the Missouri Real Estate Commission Broker Disclosure Form.

By signing below, the licensees confirm making disclosure of the brokerage relationship to the appropriate parties.
All Parties agree that this transaction can be conducted by electronic/digital signatures, according to the Uniform Electronic Transaction Act as adopted by the state of Missouri.

Wood Brothers Realty	BHHS Alliance Real Estate
Brokerage Firm Name Assisting Buyer	**Brokerage Firm Name Assisting Seller**
Broker's Firm State License ID#: 884605789	**Broker's Firm State License ID#:** 000003794
By (Signature): Tracy Soo — dotloop verified 03/13/22 3:36 PM CDT QQZJ-EXJA-8ZJO-8HIU	**By (Signature):** Kristi Monschein — dotloop verified 03/14/22 10:33 AM CDT 05OK-7FOO-1XTU-YCWR
Printed Name: Yan Fung	**Printed Name:** Kristi Monschein
Licensee State License ID#: 2020031584	**Licensee State License ID#:** 1999074516
Date: 03/13/2022 **MLS ID:** 524549060	**Date:** 03/14/2022 **MLS ID:** skmonsc

OFFER to be accepted by Seller by: 5 p**m of** 03/14/2022

Verde Renewables, Inc. — dotloop verified 03/13/22 3:34 PM CDT 8AUI-UIWE-NWSY-S4R6	
BUYER SIGNATURE DATE	**BUYER SIGNATURE DATE**
Verde Renewables, Inc.	
Buyer Printed Name	**Buyer Printed Name**

SELLER ACCEPTS THE TERMS SET FORTH IN THIS CONTRACT.

SELLER SIGNATURE TIME and DATE	**SELLER SIGNATURE TIME and DATE**
Seller Printed Name	**Seller Printed Name**

OR YH 03/14/22 11:14 AM CDT dotloop verified | CH 03/14/22 11:12 AM CDT dotloop verified **(initials) WE REJECT THIS OFFER AND MAKE A COUNTEROFFER. (use Form #2164 Sale Contract Counteroffer Form).**

OR ______ ______ **(initials) WE REJECT THIS OFFER.**

Note: Unless otherwise agreed in writing, "Acceptance Deadline" is defined as the date for acceptance which was provided to the last party whose signature resulted in a contract (even if that signature was obtained before the deadline).

Form # 2164 01/20

SALE CONTRACT COUNTEROFFER #1
Initiated By: ☑ Seller or ☐ Buyer

SALE CONTRACT DATE: 03/13/2022

PROPERTY: 1138 Wildhorse Parkway Chesterfield, MO 63005

This Counteroffer is part of an offer to buy or sell property. Carefully read its terms and the terms of any documents referenced as part of the offer.

ANY TERMS AGREED TO FROM A PREVIOUS COUNTEROFFER MUST BE CARRIED FORWARD TO THIS COUNTEROFFER AS WELL AS ANY NEWLY PROPOSED CHANGES. THE TERMS CONTAINED IN THIS COUNTEROFFER TOGETHER WITH THE REMAINING UNCHANGED TERMS OF THE SALE CONTRACT (PLUS ANY ATTACHED ADDENDUM OR RIDERS) SHALL CONSTITUTE THE NEW OFFER.

The Sale Contract Shall Be Changed as Follows:

1. **Paragraph#** 10, **Line#** 182 **or Rider#** ______ is changed as follows: Changed to 7 days
2. **Paragraph#** 5, **Line#** 79 **or Rider#** ______ is changed as follows: Changed to 4/29/2022
3. **Paragraph#** 5, **Line#** 83 **or Rider#** ______ is changed as follows: changed to 4/29/2022
4. **Paragraph#** 21 **Line#** 350 **or Rider#** ______ is changed as follows: Property is being sold "As is" Seller to do no repairs. Buyers reserve the right for inspections for informational purposes only.
5. **Paragraph#** 24, **Line#** 392 **or Rider#** ______ is changed as follows: check box
6. The 1 additional attached pages contain terms that are an integral part of this Counteroffer, identified as follows: ______

EXPIRATION: This Counteroffer must be accepted by 1p m. of 03/15/2022 ("Acceptance Deadline").

Yimin Huang (dotloop verified 03/14/22 11:13 AM CDT S4PB-MC9F-G0SO-CVH0)	*Claudine Huang* (dotloop verified 03/14/22 11:12 AM CDT AKAR-8SAO-BZKY-ARVC)
SIGNATURE DATE	SIGNATURE DATE
Yimin Huang	Claudine Huang
Printed Name	Printed Name

WE ACCEPT THE TERMS SET FORTH IN THE SALE CONTRACT, AS MODIFIED BY THIS COUNTEROFFER (INCLUDING ANY ATTACHED ADDENDUM OR RIDERS).

Verde Renewables, Inc. (dotloop verified 03/14/22 7:38 PM CDT HJUP-F3OQ-VD6V-CKAT)	
SIGNATURE TIME AND DATE	SIGNATURE TIME AND DATE
Verde Renewables, Inc.	
Printed Name	Printed Name

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER AND MAKE A NEW COUNTEROFFER** ☐

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER** ☐

This document has legal consequences.
If you do not understand it, consult your attorney.
The text of this form may not be altered in any manner
without written acknowledgement of all parties.

Form # 2164 01/20

SALE CONTRACT COUNTEROFFER #1

Initiated By: ☑ Seller or ☐ Buyer

SALE CONTRACT DATE: 03/13/2022

PROPERTY: 1138 Wildhorse Parkway Chesterfield, MO 63005

This Counteroffer is part of an offer to buy or sell property. Carefully read its terms and the terms of any documents referenced as part of the offer.

ANY TERMS AGREED TO FROM A PREVIOUS COUNTEROFFER MUST BE CARRIED FORWARD TO THIS COUNTEROFFER AS WELL AS ANY NEWLY PROPOSED CHANGES. THE TERMS CONTAINED IN THIS COUNTEROFFER TOGETHER WITH THE REMAINING UNCHANGED TERMS OF THE SALE CONTRACT (PLUS ANY ATTACHED ADDENDUM OR RIDERS) SHALL CONSTITUTE THE NEW OFFER.

The Sale Contract Shall Be Changed as Follows:

1. **Paragraph#** 3, **Line#** 34 **or Rider#** ______ is changed as follows: $30,000
2. **Paragraph#** ______, **Line#** ______ **or Rider#** ______ is changed as follows: ______
3. **Paragraph#** ______, **Line#** ______ **or Rider#** ______ is changed as follows: ______
4. **Paragraph#** ______ **Line#** ______ **or Rider#** ______ is changed as follows: ______
5. **Paragraph#** ______, **Line#** ______ **or Rider#** ______ is changed as follows: ______
6. The ______ additional attached pages contain terms that are an integral part of this Counteroffer, identified as follows: ______

EXPIRATION: This Counteroffer must be accepted by 1p m. of 03/15/2022 ("Acceptance Deadline").

Yimin Huang — dotloop verified 03/14/22 11:13 AM CDT 9DI5-TV3Z-RQGL-SYL3
SIGNATURE DATE

Claudine Huang — dotloop verified 03/14/22 11:12 AM CDT YGMM-EH2L-EUOR-GVR1
SIGNATURE DATE

Yimin Huang
Printed Name

Claudine Huang
Printed Name

WE ACCEPT THE TERMS SET FORTH IN THE SALE CONTRACT, AS MODIFIED BY THIS COUNTEROFFER (INCLUDING ANY ATTACHED ADDENDUM OR RIDERS).

Verde Renewables, Inc. — dotloop verified 03/14/22 3:32 PM CDT VXTX-HGAS-HH3Y-HUSO
SIGN… …D DATE

SIGNATURE TIME AND DATE

Verde Renewables, Inc.
Printed Name

Printed Name

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER AND MAKE A NEW COUNTEROFFER** ☐

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER** ☐